Certain identified information has been excluded from this exhibit because it is (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omission.

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, AND 30

1. REQUISITION NUMBER: 0012066737

PAGE 1 OF 14

2. CONTRACT NO.	3. AWARD/EFFECTIVE DATE	4. ORDER NUMBER	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE
W911SR24D0001	22-Jan-2024	W911SR24F0016		

7. FOR SOLICITATION INFORMATION CALL: a. NAME | b. TELEPHONE NUMBER (No Collect Calls) | 8. OFFER DUE DATE/LOCAL TIME

9. ISSUED BY CODE W911SR

USA CONTRACTING CMD-APG. - W911SR
EDGEWOOD CONTRACTING DIVISION
8456 BRIGADE STREET
BLDG E4215
ABERDEEN PROVING GROUND MD 21010-5401

TEL:

FAX:

10. THIS ACQUISITION IS [X] UNRESTRICTED OR [ ] SET ASIDE: ______ % FOR:

[ ] SMALL BUSINESS
[ ] WOMEN-OWNED SMALL BUSINESS (WOSB) ELIGIBLE UNDER THE WOMEN-OWNED SMALL BUSINESS PROGRAM
[ ] HUBZONE SMALL BUSINESS
[ ] EDWOSB
[ ] SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS
[ ] 8(A)

NAICS: 325411

SIZE STANDARD: 1,000

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED [X] SEE SCHEDULE

12. DISCOUNT TERMS

[ ] 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING

14. METHOD OF SOLICITATION [ ] RFQ [ ] IFB [ ] RFP

15. DELIVER TO CODE

SEE SCHEDULE

16. ADMINISTERED BY CODE

SEE ITEM 9

17a. CONTRACTOR/OFFEROR CODE 1H0B6 FACILITY CODE

EMERGENT BIODEFENSE OPERATIONS LANSING L
EMERGENT BIODEFENSE
3500 N MARTIN LUTHER KING JR BLVD
LANSING MI 48906-2933

TELEPHONE NO.

[ ] 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18a. PAYMENT WILL BE MADE BY CODE HQ0490

DFAS-INDY VP GFEBS
8899 E 56TH STREET
INDIANAPOLIS IN 46249-3800

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a. UNLESS BLOCK BELOW IS CHECKED [ ] SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/ SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	SEE SCHEDULE				

25. ACCOUNTING AND APPROPRIATION DATA

See Schedule

26. TOTAL AWARD AMOUNT (For Govt. Use Only)

$6,499,971.50

[ ] 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1. 52.212-4. FAR 52.212-3. 52.212-5 ARE ATTACHED. ADDENDA [ ] ARE [ ] ARE NOT ATTACHED

[ ] 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA [ ] ARE [ ] ARE NOT ATTACHED

[X] 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED.

[ ] 29. AWARD OF CONTRACT: REF. OFFER DATED . YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR

[**]

Electronically signed by:

Reason: I approve this document
Date: Jan 19, 2024 07:22 EST

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

30b. NAME AND TITLE OF SIGNER

[**]

SVP, Products Business

30c. DATE SIGNED

Jan 19, 2024

31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT)

TEL:

EMAIL:

31c. DATE SIGNED

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

STANDARD FORM 1449 (REV. 2/2012)
Prescribed by GSA – FAR (48 CFR) 53.212

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS (CONTINUED)

PAGE 2 OF 14

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/ SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	SEE SCHEDULE				

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED: ____________

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE
	32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR	36. PAYMENT	37. CHECK NUMBER
☐ PARTIAL ☐ FINAL			☐ COMPLETE ☐ PARTIAL ☐ FINAL	

38. S/R ACCOUNT NUMBER	39. S/R VOUCHER NUMBER	40. PAID BY

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT		42a. RECEIVED BY *(Print)*	
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE	42b. RECEIVED AT *(Location)*	
		42c. DATE REC'D *(YY/MM/DD)*	42d. TOTAL CONTAINERS

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

STANDARD FORM 1449 (REV. 2/2012) BACK
Prescribed by GSA – FAR (48 CFR) 53.212

W911SR24D0001 W911SR24F0016 Page 3 of 14 Section SF 30 - BLOCK 14 CONTINUATION PAGE EXECUTIVE SUMMARY 1. Delivery Order (DO) W911SR-24-F-0016 is awarded to Emergent Biodefense Operations Lansing LLC (Emergent) for the procurement of BioThrax® doses. 2. This DO will consist of [* *] doses in FY24 and an option for an additional [* *] doses in FY25. 3. The Government and Emergent will review and update the FY25 delivery schedule prior to execution of the FY25 option. 4. Early delivery is allowable if at no additional cost to the Government. Emergent shall provide notice to the Government should early deliveries be anticipated. 5. In accordance with FAR 52.216-18 “Ordering,” all terms, conditions, and contract clauses of the BioThrax® base contract W911SR-24-D-0001 apply to this DO, unless otherwise noted.

W911SR24D0001 W911SR24F0016 Page 4 of 14 Section SF 1449 - CONTINUATION SHEET STATEMENT OF WORK Statement of Work Procurement of BioThrax® (Anthrax Vaccine Adsorbed) (BioThrax®) as Pre-Exposure Prophylaxis (PrEP) for Anthrax Disease 1. Background and Purpose Pursuant to contract W911SR-24-D-0001 the Joint Program Manager for Chemical, Biological, Radiological and Nuclear Medical (JPM CBRN Medical) is submitting this delivery order (DO) contract to Emergent Biodefense Operations Lansing LLC (Emergent) for the minimum purchase of [* *] doses of BioThrax® in Fiscal Year (FY)24 and FY25. 1.1 Period of Performance (PoP) This delivery order PoP will cover a 1-year base for FY24 and 1 year option for FY25. FY24 - [* *] doses of BioThrax will be delivered to the Government with up to 4 deliveries within the fiscal year. FY25 Option - [* *] doses of BioThrax will be delivered to the Government with up to 4 deliveries within the fiscal year. 2. Scope The DoD will purchase [* *] doses in FY24 and have an option to procure [* *] doses in FY 25 with up to [* *] scheduled deliveries per year. 2.1 Manufacturing of BioThrax® and cGMP Compliance: a) The Contractor shall manufacture BioThrax® in accordance with current Good Manufacturing Practices (cGMP) guidelines. b) The Contractor shall provide a Project Manager to lead the effort and provide primary and secondary points of contact who shall be available 24 hours per day, seven (7) days per week to be notified in case of a public health emergency. c) All BioThrax® delivered under this contract must be labeled with an expiration date consistent with its current product license at the time of manufacture. d) Products delivered under this contract will have a [* *] from the date of manufacture and must be delivered in accordance with cGMP guidelines. Upon request, Contractor will provide batch records to the Government. e) The Contractor shall notify the Government of Biologics Process Deviation Reports (BPDR) related to the safety and/or efficacy of BioThrax® within two (2) days after reporting to FDA. These notifications shall also be included in Quarterly Reports.

W911SR24D0001 W911SR24F0016 Page 5 of 14 f) The Government will have the option to conduct inspections of the Contractor’s Lansing facility. Such inspections will be performed by the Contracting Officer Representative (COR) or the COR’s designee(s). g) The Government will establish a FedEx account in concert with U.S. Army Medical Materiel Agency Distribution Operations Center (USAMMA DOC). 1. Account information will be provided to the Contractor. Shipment will be handled in accordance with the Deliveries Section below. 2. The Government shall rely on Contractor’s existing quality assurance systems as a substitute for Government inspection before issuing notification of acceptance unless customary industry practices for the items being acquired include in-process inspection. 3. Any in -process inspection by the Government shall be conducted in a manner consistent with industry practice. 2.2 ORDERING All Delivery Orders shall be bi-lateral, requiring both parties’ consent to the terms outlined in each Order. a) The Government shall review annual production requirements and associated delivery forecasts with the Contractor during a scheduled conference in the first quarter of each fiscal year. Any updates will be communicated as soon as they are known. b) The Government shall provide the Contractor the delivery location and schedule prior to acceptance of any Order. c) The Government shall negotiate delivery schedules for unforecasted requirements prior to issuance of an Order. d) Within ten business (10) days of an Order being placed by the Government, the Contractor shall either accept or reject such Order. In the event the Contractor rejects an Order, the Contractor shall provide reason for such rejection with specificity, and the Government and Contractor shall work together in good faith to revise the Order to alleviate the Contractor’s reason for such rejection. 2.3 DELIVERIES a) The quantity of BioThrax® doses are specified in the delivery order. BioThrax® must be delivered on any business day, except federal holidays, within the scheduled month in accordance with the targeted delivery schedule. b) The Contractor shall notify the Government promptly upon becoming aware of any deviations from the targeted delivery schedule. All changes to the targeted delivery schedule must be approved by the Contracting Officer (KO). All BioThrax® vaccine must be shipped and delivered IAW cGMP guidelines. c) Temperature Control and Monitoring (FOB Origin, Contractor’s facility): 1. Emergent shall be responsible for maintaining product temperature control until the product leaves their facility. Emergent will place Government approved temperature monitoring device(s) on all pallets prior to loading. SENSITECH TempTale 4 Bio (TT4 Bio) shall be inserted in each pallet prior to shipping to ensure product temperature is

W911SR24D0001 W911SR24F0016 Page 6 of 14 maintained throughout the shipping process. Receiving Contractor will record and download data via SENSITECH TempTale Manager Desktop Software and provide report to COR within two business days of receipt. 2. Upon transfer of the product to the Government, the responsibility for temperature control shall transfer to the Government. As well as the responsibility for logging ambient exposure time. 3. Emergent shall be responsible for all logistical preparation to ship product to Government designated location. Packing, loading, TempTale placement, scheduling of trucks all fall under logistical preparations for shipment. d) Acceptance Process 1. Contractor shall deliver to the Government, via e-mail: All required documentation outlined for delivery of product Notification of the date and time that the product was shipped e) Acceptance Timeframe: 1. The Government will have ten (10) full business days, after receipt of all documentation required to establish that the requirements have been satisfied and provide Contractor notice that the Government accepts the lot(s). 2. For purposes of this acceptance timeframe, business days are defined as 9:00AM to 5:00PM Eastern Time, Monday through Friday, excluding U.S. Government Holidays. 3. For the avoidance of doubt, The Government will provide the Contractor with a written acceptance or refusal of BioThrax® lot(s) no later than 5:00PM on the tenth (10th) business day after receipt of the documentation. If no notice is received the lots will be deemed accepted. f) Product Delivery 1. The delivery of BioThrax® product shall be F.O.B Origin at the Contractor. The Government will provide the Contractor with delivery locations on specified orders. g) Delivery Documentation 1. For product delivery, per the timeline specified in the Order, the COR shall notify the Contractor of the scheduled delivery date. 2. At least ten (10) business days prior to each product shipment, the Contractor shall provide to the Contracting Officer and COR: o The delivery date that the product will be ready for loading onto the truck(s) scheduled by Contractor. o Physical address of the product pick-up location (facility name, address, point of contact name and telephone number). o Number of 40”x48” pallets, number of vials, and doses within the shipment.

W911SR24D0001 W911SR24F0016 Page 7 of 14 3. At least 48 hours before each scheduled shipment, the Contractor shall provide the following to the Contracting Officer and COR: o Packing Slip o Confirm the number of pallets, vials and doses to be loaded o Diagram of the product shipment pallet (how many vials per box, per pallet) o Certificate(s) of Analysis 3. Audits / Site Visits a) Site Visits/Audits: The Government shall perform annual site visits/security audits as deemed necessary by the Government throughout the contract’s period of performance. b) Quality: The Government reserves the right to visit the Contractor’s site for the purpose of assessing quality on an annual basis or as deemed necessary by the Government throughout the period of performance of the contract. c) Notice: The Government will provide a two (2) week advance notice prior, to the Contractor, of all site visits and audits. The notice will include a statement concerning the intended scope of the audit and a list of the required documents or access to personnel. d) All audits will be conducted between normal business hours i.e., 8 a.m. through 4 p.m., Monday through Friday. 4. Meetings and Reporting Requirements a) Contractor will comply with reporting requirements contained in base contract W911SR-24-D- 0001. b) Report format will comply with requirements specified within base contract W911SR-24-D-0001. 5. Notification of Delays to the Government In the event the Contractor encounters difficulty in either meeting performance requirements, anticipates difficulty in complying with contract delivery schedule or date, or has knowledge that any actual or potential situation is delaying or threatens to delay the timely performance of this contract, the Contractor shall immediately notify the KO, and the COR. 6. Security The security classification level for this effort is unclassified. 7. Safety The Contractor shall adhere to all local, state, and federal rules and regulations required in maintaining a safe and non-hazardous occupational environment throughout the duration of this contract’s period of performance. 8. Contracting Officer’s Authority

W911SR24D0001
W911SR24F0016
Page 8 of 14

The KO is the only person authorized to make or approve any changes in any of the requirements of this contract and notwithstanding any provisions contained elsewhere in this contract, the said authority remains solely in the KO. In the event the Contractor makes any changes at the direction of any person other than the KO, the changes will be considered to have been made without authority and no adjustment will be made in the contract terms and conditions, including price.

Contracting Officer:
Brian Mazen
Lead Contract Specialist
8456 Brigade Street, Bldg. 4215
APG, MD 21010
410.436.1331
brian.e.mazen.civ@army.mil

Contracting Officer's Representative:
Kevin Watts
Assistant Product Manager
CBRN Medical CDP/BDP
110 Thomas Johnson Drive
Frederick, MD 21702
240-529-2081
Kevin.W.Watts2.civ@army.mil

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		[* *]	Each	$[* *]	$[* *]
	BioThrax® (Anthrax Vaccine Adsorbed) FFP The contractor shall provide the quantity of doses of BioThrax® (Anthrax Vaccine Adsorbed) as specified in each Delivery Order. FOB: Origin (Shipping Point) PURCHASE REQUEST NUMBER: 0012066737 PSC CD: 6505				
				NET AMT	$[* *]
	ACRN AA CIN: GFEBS001206673700001				$[* *]

W911SR24D0001
W911SR24F0016
Page 9 of 14

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		[* *]	Each	$[* *]	$[* *]
OPTION	BioThrax® (Anthrax Vaccine Adsorbed) FFP The contractor shall provide the quantity of doses of BioThrax® (Anthrax Vaccine Adsorbed) as specified in each Delivery Order. FOB: Origin (Shipping Point) PSC CD: 6505				
				NET AMT	$[* *]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003		[* *]	Each	$[* *]	$[* *]
OPTION	BioThrax® (Anthrax Vaccine Adsorbed) FFP The contractor shall provide the quantity of doses of BioThrax® (Anthrax Vaccine Adsorbed) as specified in each Delivery Order. FOB: Origin (Shipping Point) PSC CD: 6505				
				NET AMT	$[* *]

W911SR24D0001 W911SR24F0016 Page 10 of 14 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0004 1 Each NSP CDRL A001 Quartely Reports FFP The contractor shall provide data report as specified in the Contract Data requirment list A001 and in the Performance Work Statement , Section 4 Meeting and Reporting Requirments FOB: Destination PSC CD: 6505 NET AMT ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0005 1 Each NSP CDRL A002 Risk Mitigation Plan FFP The contractor shall provide data report as specified in the Contract Data requirment list A002 and in the Performance Work Statement , Section 5 Risk FOB: Destination PSC CD: 6505 NET AMT

W911SR24D0001
W911SR24F0016
Page 11 of 14

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1001 OPTION	BioThrax® (Anthrax Vaccine Adsorbed) FFP The contractor shall provide the quantity of doses of BioThrax® (Anthrax Vaccine Adsorbed) as specified in each Delivery Order. FOB: Origin (Shipping Point) PSC CD: 6505	[* *]	Each	$[* *]	$[* *]

NET AMT $[* *]

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
0002	Origin	Government	Origin	Government
0003	Origin	Government	Origin	Government
0004	Origin	Government	Origin	Government
0005	Origin	Government	Origin	Government
1001	Origin	Government	Origin	Government

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
0001	29-FEB-2024	[* *]	MURTECH, INC MANN 820 CROMWELL PARK DR, STE J GLEN BURNIE MD 21061-2574 FOB: Origin (Shipping Point)	W56XNH
0002	30-SEP-2024	[* *]	(SAME AS PREVIOUS LOCATION) FOB: Origin (Shipping Point)	W56XNH

W911SR24D0001 W911SR24F0016 Page 12 of 14 0003 30-SEP-2024 [* *] (SAME AS PREVIOUS LOCATION) FOB: Origin (Shipping Point) W56XNH 0004 POP 22-JAN-2024 TO 30-SEP-2025 N/A JPM CBRN MEDICAL KEVIN WATTS 110 THOMAS JOHNSON DR FREDERICK MD 21702 240-529-2081 FOB: Destination W56XNH 0005 POP 22-JAN-2024 TO 30-SEP-2025 N/A (SAME AS PREVIOUS LOCATION) FOB: Destination W56XNH 1001 31-JUL-2025 [* *] MURTECH, INC MANN 820 CROMWELL PARK DR, STE J GLEN BURNIE MD 21061-2574 FOB: Origin (Shipping Point) W56XNH ACCOUNTING AND APPROPRIATION DATA A.0012510.9.1.1 6100.9000021001 AA: 0212023202420400000665654255 COST CODE: A5XAH AMOUNT: $[* *] ACRN CLIN/SLIN CIN AMOUNT AA 0001 GFEBS001206673700001 $[* *] CLAUSES INCORPORATED BY FULL TEXT 52.217-7 OPTION FOR INCREASED QUANTITY--SEPARATELY PRICED LINE ITEM (MAR 1989) The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within 30. Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree. (End of clause) 252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (JAN 2023) (a) Definitions. As used in this clause— “Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.

W911SR24D0001 W911SR24F0016 Page 13 of 14 “Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF). “Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system. “Payment request” and “receiving report” are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports. (b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232- 7003, Electronic Submission of Payment Requests and Receiving Reports. (c) WAWF access. To access WAWF, the Contractor shall— (1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and (2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site. (d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/. (e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol. (f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order: (1) Document type. The Contractor shall submit payment requests using the following document type(s): (i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher. (ii) For fixed price line items— (A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer. COMBO_________________________________________________________ (B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer. (iii) For customary progress payments based on costs incurred, submit a progress payment request. (iv) For performance based payments, submit a performance based payment request. (v) For commercial financing, submit a commercial financing request. (2) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.

W911SR24D0001 W911SR24F0016 Page 14 of 14 [Note: The Contractor may use a WAWF “combo” document type to create some combinations of invoice and receiving report in one step.] (3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system. Routing Data Table* Field Name in WAWF Data to be entered in WAWF Pay Official DoDAAC [* *] Issue By DoDAAC [* *] Admin DoDAAC** [* *] Inspect By DoDAAC [* *] Ship To Code [* *] Ship From Code [* *] Mark For Code [* *] Service Approver (DoDAAC) NA Service Acceptor (DoDAAC) NA Accept at Other DoDAAC NA LPO DoDAAC NA DCAA Auditor DoDAAC NA Other DoDAAC(s) NA (4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable. (5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F. (g) WAWF point of contact. COR: Kevin W. Watts kevin.w.watts2.civ@army.mil (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact. N/A (2) Contact the WAWF helpdesk at 866-618-5988, if assistance is needed. (End of clause)